UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2006

Varian, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-25393

(Commission File Number)

77-0501995

(IRS Employer Identification No.)

3120 Hansen Way, Palo Alto, California	94304-1030
(Address of principal executive offices)	(Zip Code)

(650) 213-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Director

(b) On July 19, 2006, Conrad W. Hewitt, a member of the Board of Directors of Varian, Inc., a Delaware corporation, informed other members of the Board of Directors that he had been informed unofficially that he would be named by the U.S. Securities and Exchange Commission as its new Chief Accountant, and that in such event he would be resigning from the Board of Directors of Varian, Inc. effective as of August 15, 2006.

On July 24, 2006, the U.S. Securities and Exchange Commission announced that Mr. Hewitt will become its new Chief Accountant effective as of August 18, 2006. Mr. Hewitt thereafter tendered his resignation from the Board of Directors of Varian, Inc. effective as of August 15, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAN, INC. (Registrant)

By	/s/ G. Edward McClammy
G. Edward McClammy Senior Vice President, Chief Financial Officer and Treasurer

Date: July 25, 2006